Exhibit 32.1


                         IDI Global, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officers of IDI Global, Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  /s/ Kevin R. Griffith
Date: November 18, 2004           __________________________________________
                                  Kevin R. Griffith
                                  Chief Executive Officer


Date: November 18, 2004           /s/ Steven D. Weatherly
                                  __________________________________________
                                  Steven D. Weatherly
                                  Principal Financial Officer